SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (date of earliest event reported):          January 22, 1997


                       LEHMAN HOME EQUITY LOAN TRUST 1994-1
              (Exact name of registrant as specified in its charter)



              New York          33-67542-08         36-7070496
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)             File Number)          Identification No.)


c/o The First National Bank of Chicago,
Corporate Trust Services Division- 9th Floor
1 N. State Street, Chicago, IL                       60670-0126
(Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code:         (312) 407-1902

Item 5.        Other Events

               On behalf of Lehman Home Equity Loan Trust
               1994-1, a Trust created pursuant to the Pooling Agreement, dated February 23, 1994, by The
               First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated January
               22, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class A Certificates, Due December 21, 2004.

               A.     Monthly Report Information:
                      Aggregate distribution information for the current distribution date January 22, 1997.

                      Principal      Interest       Ending Balance

        Cede & Co.    $0.00          $347,163.83    $67,193,000.02


               B.     No delinquency in payment under the Private
                      Securities, or the Surety Bond has occurred.

               C.     Have any deficiencies occurred?   NO.
                              Date:
                              Amount:

               D.     Were any amounts paid or are any amounts payable
                      under the Surety Bond?   NO
                              Amount:

               E.     Are there any developments with respect to the Surety
                      Bond?          NONE.

               F.     Item 1: Legal Proceedings:           NONE

               G.     Item 2: Changes in Securities:       NONE

               H      Item 4: Submission of Matters to a Vote of Security
                      Holders: NONE

               I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

               1.     Monthly Distribution Report dated January 22, 1997.





                          LEHMAN HOME EQUITY LOAN TRUST 1994-1
                      HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                                     SERIES 1994-1


                                    CERTIFICATE HOLDERS' REPORT
Distribution Date:        22-Jan-97



         Beginning                      Total                        Ending
        Certificate     Principal      Interest       Total       Certificate
Class   Balance (a)    Distribution  Distribution  Distribution   Balance (a)

  A       67193000.02          0.00     347163.83     347163.83     67193000.02
  S       67193000.02          0.00       5786.06       5786.06     67193000.02

  R       67193000.02          0.00          0.00          0.00     67193000.02
Total     67193000.02          0.00     352949.89     352949.89     67193000.02






           AMOUNTS PER $1,000 UNIT

                                                      Ending
         Principal       Interest       Total      Certificate
Class  Distribution    Distribution  Distribution  Balance (a)

  A        0.00000000    1.66526999    1.66526999  322.31032326
  S  NA                  0.02775448    0.02775448  322.31032326

  R        0.00000000    0.00000000    0.00000000  322.31032326

         Original        Current         Next
       Pass-Through    Pass-Through  Pass-Through
Class  Interest Rate  Interest Rate Interest Rate

  A          3.850141%     6.000000%     5.750000%
  S          0.100000%     0.100000%     0.100000%

  R          0.000000%     0.000000%     0.000000%




SEC. 4.03 (i)                       Current Period  Remaining
INTEREST PAYMENTS                    Class Unpaid  Class Unpaid
                              Total    Interest      Interest
     Class                 Interest   Shortfall     Shortfall
     Class A            $347,163.83         $0.00         $0.00
     Class S              $5,786.06         $0.00         $0.00
     Class R                  $0.00         $0.00         $0.00
             Total      $352,949.89         $0.00         $0.00










SEC. 4.03 (ii)
PASS-THROUGH RATES
                                    PASS-THROUGH
                      Class                 RATES
                      Class A            6.000000%
                      Class S            0.100000%
                      Class R            0.000000%

                                    Accrual Period (Days)                    31
                                    Maximum Pass-Through Rate (1        6.10000%

SEC. 4.03 (iii)
PRINCIPAL DISTRIBUTIONS             Class A Principal                     $0.00

SEC 4.03 (iv)
CERTIFICATE BALANCE                 Class A Balance              $67,193,000.02
                                    Class A Beginning Pool Facto      0.3223103
                                    Class A Ending Pool Factor        0.3223103
SEC 4.03 (v)
PRIVATE SECURITIES                  Principal Collections                 $0.00
COLLECTIONS                         Interest Collections            $364,335.36

SEC 4.03 (vi)
POOL INFORMATION                    Pool Balance (2)             $67,193,000.00

SEC 4.03 (vii)
SHORTFALL ACCOUNT                   Current Period Withdrawal             $0.00

SEC 4.03 (viii)
CREDIT ENHANCEMENT DRAW AMOUNT
                                    Allocated to Interest                 $0.00
                                    Allocated to Principal                $0.00
                                     Total Credit Enhancement Dr          $0.00


                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      LEHMAN HOME EQUITY LOAN TRUST 1994-1



                      By

                         Name:       Barbara Grosse
                         Title:      Assistant Vice President

Dated:         January 31, 1997